UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2026

Centuri Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42022	93-1817741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19820 North 7th Avenue, Suite 120, Phoenix, Arizona	85027
(Address of principal executive offices)	(Zip Code)
(623) 582-1235
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Centuri Holdings, Inc. (the “Company”) was held on May 19, 2026. Holders of 89,191,565 shares of common stock, $0.01 par value per share, of the Company were represented in person or by proxy. At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next Annual Meeting of Stockholders of the Company or until his or her successor has been duly elected and qualified or the director’s earlier death, resignation or removal, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, (iii) approved the Company’s Employee Stock Purchase Plan (the “ESPP”) and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2027. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting:

Proposal 1: Election of Directors.

Director Nominee	For	Withheld	Broker Non-Votes
Christian I. Brown	82,595,826	93,558	6,502,181
Dustin DeMaria	82,244,990	444,394	6,502,181
Julie A. Dill	82,424,468	264,916	6,502,181
Andrew W. Evans	82,406,830	282,554	6,502,181
Karen S. Haller	82,586,025	103,359	6,502,181
Christopher A. Krummel	82,277,449	411,935	6,502,181
Anne L. Mariucci	65,766,857	16,922,527	6,502,181
Steven E. Nielsen	82,595,890	93,494	6,502,181
Charles R. Patton	82,586,921	102,463	6,502,181

Proposal 2: Advisory vote to approve the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
81,739,904	936,157	13,323	6,502,181

Proposal 3: Approval of the ESPP.

For	Against	Abstain	Broker Non-Votes
82,667,689	17,457	4,238	6,502,181

Proposal 4: The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 3, 2027.

For	Against	Abstain
88,657,442	522,189	11,934

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURI HOLDINGS, INC.

Date: May 22, 2026	By:	/s/ Jason S. Wilcock
Jason S. Wilcock
Executive Vice President, Chief Legal & Administrative Officer and Corporate Secretary